UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21488

Cohen & Steers Global Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2012. The net asset values (NAV) per share at that date were $14.49, $14.53, $14.46 and $14.52 for Class A, Class B, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2012	Year Ended December 31, 2012
Cohen & Steers Global Infrastructure Fund—Class A	8.48%	14.04%
Cohen & Steers Global Infrastructure Fund—Class B	8.08%	13.28%
Cohen & Steers Global Infrastructure Fund—Class C	8.13%	13.30%
Cohen & Steers Global Infrastructure Fund—Class I	8.70%	14.44%
UBS Global 50/50 Infrastructure & Utilities Index—net[a]	6.98%	11.71%
S&P 500 Index[a]	5.95%	16.00%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 5% and 1% maximum contingent deferred sales charge on Class B and Class C shares, respectively. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

a  The UBS Global 50/50 Infrastructure & Utilities Index tracks the performance of global infrastructure related securities, split evenly between utilities and infrastructure and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

Global equity markets ended 2012 with solid gains amid progress on Europe's sovereign debt crises, economic stabilization in China and encouraging U.S. economic data. The year began on an optimistic note, but skittish markets slumped midyear when Greece's exit from the Eurozone became a real (if temporary) threat and Spain's banks revealed capital shortfalls that were larger than previously thought. Exports from China to its European trading partners slowed, weakening its role as a global economic engine.

Central bank activity and policy statements in the third quarter helped reverse the downturn: the Federal Reserve announced an open-ended commitment to buy mortgage-backed securities at a monthly rate of $40 billion and resolved that, in the absence of inflation, it would keep interest rates low until unemployment reached 6.5% from its then-current 7.8%. European Central Bank President Mario Draghi vowed to do "whatever it takes" to preserve the euro. The Bank of England and People's Bank of China also injected more liquidity into their markets.

Global infrastructure stocks advanced but underperformed the broader markets in 2012. The UBS Global 50/50 Infrastructure & Utilities Index (the "benchmark") had a total return of 11.7%, compared with 16.5% for the MSCI World Index.

Communications companies (38.4%) were the top performers. U.S.-based tower companies led the advance as wireless carriers increased spending to build out their networks—a trend that showed no signs of abating. Merger and acquisition activity supplemented this organic growth. Airports (29.2%) benefited from resilient passenger volumes, as well as investors' search for yield. Toll roads (17.1%) had a big fourth-quarter rally, advancing on signs of economic improvement in Europe.

Electric utilities (0.2%) were out of favor all year. Regulated utilities in the United States were richly valued, while U.S. and European integrated utilities (which have a mix of regulated and unregulated operations) faced regulatory and political risks, as well as an oversupply of power relative to demand. Prospects for companies in the railways subsector (11.3%), most of which are in Japan, looked up in the fourth quarter: passenger traffic increased and Prime Minister Shinzo Abe's new government said it would enact measures to stimulate the country's moribund economy. Pipeline companies (14.6%) outperformed for most of the year, but pulled back in the fourth quarter on retail selling due to the expected increase in U.S. capital gains tax rates.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Fund Performance

The Fund advanced in 2012 and outperformed its benchmark. The biggest contributors to relative return were our underweight and stock selection in electric utilities, particularly our underweight in integrated utilities. Stock selection in the pipelines subsector was beneficial based on the performance of several smaller companies involved in liquids storage and transportation. Our overweight and stock selection in water companies (16.2%) were also favorable, particularly our out-of-index investment in Cia De Saneamento Basico do Estado de Sao Paulo, a Brazilian water company.

Our stock selection in communications detracted from relative return, although the negative impact was partly offset by our favorable overweight in the subsector. On a stock-specific basis, we were overweight Eutelsat Communications, a French satellite company partly owned by Spain-based Abertis Infraestructuras SA. Abertis sold most of its ownership interest in the first half of the year, which was an overhang for Eutelsat's shares. Our allocation in toll roads was unfavorable as well.

Investment Outlook

The global economic environment is likely to remain challenging in 2013, but we remain optimistic about the outlook for global infrastructure. The world's central bankers have taken extraordinary measures to stabilize their economies, which have met with some degree of success. In Europe, for example, recent industrial economic data have shown modest improvement—but consumer optimism is weak, and in our view is likely to remain so until employment recovers. A near-term crisis appears to have been averted, but significant medium-term growth risks remain. We believe the trend is moving in the right direction, however, and we have narrowed our underweight in the region. There is also encouraging progress in Asia. China's economy appears to be stabilizing, and Japan's recent elections were well received by the markets.

U.S. dividend tax rates in 2013 will be higher, but not as high as some had feared, which helps higher-income strategies such as infrastructure. Given that, U.S.-based regulated utilities may be poised for stronger performance in 2013, particularly in the context of their recent underperformance and subsequently more attractive valuations.We still find opportunities in North American pipelines, although we have limited the Fund's allocation to companies with exposure to natural gas liquids (NGL) prices; the abundant supply produced by shale drilling in the United States and Canada means NGL prices are likely to remain low for the foreseeable future.

We continue to see elevated political risk, specifically the possibility of government intervention in the form of rate freezes and higher taxes, and therefore favor companies that we believe can successfully navigate in this environment. Against this mixed backdrop, we believe the predictable income, modest volatility and, in our view, long-term growth potential of global listed infrastructure will appeal to investors in 2013.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

ROBERT S. BECKER	BEN MORTON
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)

Class A—Growth of a $10,000 Investment

Class C—Growth of a $10,000 Investment

Class B—Growth of a $10,000 Investment

Class I—Growth of a $100,000 Investment

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2012

	Class A Shares	Class B Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	8.90%[c]	8.28%[d]	12.30%[f]	—
1 Year (without sales charge)	14.04%	13.28%	13.30%	14.44%
5 Years (with sales charge)	–2.34%[c]	–2.49%[e]	–2.07%	—
5 Years (without sales charge)	–1.44%	–2.09%	–2.07%	–1.10%
Since Inception[g] (with sales charge)	7.09%[c]	6.94%	7.05%	—
Since Inception[g] (without sales charge)	7.66%	6.94%	7.05%	8.03%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2012 prospectuses were as follows: Class A—1.61% and 1.50%; Class B—2.26% and 2.15%; Class C—2.26% and 2.15%; and Class I—1.29% and 1.15%. Through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding applicable distribution and shareholder servicing fees for Class A and Class C, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.50% for Class A shares, 2.15% for Class B shares, 2.15% for Class C shares and 1.15% for Class I shares.This contractual agreement can be amended at any time by agreement of the Fund and the advisor and will terminate automatically in the event of termination of the investment advisory agreement between the advisor and the Fund.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  The linked benchmark is represented by the performance of the S&P 1500 Utilities Index from April 30, 2004 through March 31, 2008, the Macquarie Global Infrastructure Index from April 1, 2008 through May 31, 2008 and the UBS Global 50/50 Infrastructure & Utilities Index from June 1, 2008 through December 31, 2012. The S&P 1500 Utilities Index is an unmanaged market-capitalization-weighted index of 64 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas. The Macquarie Global Infrastructure Index is a capitalization-weighted, global infrastructure index containing all publicly quoted infrastructure related stocks that are members of the FTSE Global Equity Index Series with market capitalization exceeding $250 million and is net of dividend withholding taxes.

c  Reflects a 4.50% front-end sales charge.

d  Reflects a contingent deferred sales charge of 5%.

e  Reflects a contingent deferred sales charge of 2%.

f  Reflects a contingent deferred sales charge of 1%.

g  Inception date of May 3, 2004.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012—December 31, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period[a] July 1, 2012– December 31, 2012
Class A
Actual (8.48% return)	$1,000.00	$1,084.80	$7.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.60	$7.61
Class B
Actual (8.08% return)	$1,000.00	$1,080.80	$11.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.33	$10.89
Class C
Actual (8.13% return)	$1,000.00	$1,081.30	$11.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.33	$10.89
Class I
Actual (8.70% return)	$1,000.00	$1,087.00	$6.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.36	$5.84

a  Expenses are equal to the Fund's Class A, Class B, Class C and Class I annualized expense ratios of 1.50%, 2.15%, 2.15% and 1.15%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 1.59%, 2.24%, 2.24% and 1.24%, respectively.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

December 31, 2012
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$6,147,910	5.7
Crown Castle International Corp.	5,585,184	5.1
East Japan Railway Co.	5,496,449	5.1
Vinci SA	4,620,102	4.3
Duke Energy Corp.	3,700,400	3.4
SBA Communications Corp.	3,139,084	2.9
Transurban Group	3,073,483	2.8
Central Japan Railway Co.	2,767,537	2.5
SES SA	2,521,995	2.3
NextEra Energy	2,408,850	2.2

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2012

		Number of Shares	Value
COMMON STOCK	98.4%
AUSTRALIA	7.0%
AIRPORTS	1.0%
Sydney Airport[a]		295,550	$1,041,089
ELECTRIC	0.9%
INTEGRATED ELECTRIC	0.3%
Origin Energy Ltd.[a]		31,600	388,449
REGULATED ELECTRIC	0.6%
Spark Infrastructure Group, 144Aa,b		348,751	609,713
TOTAL ELECTRIC			998,162
MARINE PORTS	1.5%
Asciano Ltd.[a]		325,200	1,590,875
PIPELINES—C-CORP	0.8%
APA Group[a]		156,600	904,055
TOLL ROADS	2.8%
Transurban Group[a]		483,511	3,073,483
TOTAL AUSTRALIA			7,607,664
BRAZIL	2.1%
ELECTRIC	0.8%
INTEGRATED ELECTRIC	0.2%
Cia Energetica de Minas Gerais		21,600	238,418
REGULATED ELECTRIC	0.6%
Transmissora Alianca de Energia Eletrica SA		61,098	650,518
TOTAL ELECTRIC			888,936
TOLL ROADS	0.8%
CCR SA		86,284	819,645
WATER	0.5%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR		7,150	597,526
TOTAL BRAZIL			2,306,107
CANADA	5.3%
MARINE PORTS	0.7%
Westshore Terminals Investment Corp.		27,428	759,668

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
PIPELINES—C-CORP	4.6%
AltaGas Ltd.		7,014	$236,714
Enbridge		54,842	2,371,874
TransCanada Corp.		50,105	2,368,490
			4,977,078
TOTAL CANADA			5,736,746
CHINA	1.2%
ELECTRIC—INTEGRATED ELECTRIC	0.9%
Huaneng Power International, Class H (HKD)[a]		1,092,005	1,015,859
TOLL ROADS	0.3%
Jiangsu Expressway Co., Ltd., Class H (HKD)[a]		18,000	18,647
Zhejiang Expressway Co., Ltd. (HKD)[a]		307,700	245,390
			264,037
TOTAL CHINA			1,279,896
FRANCE	10.7%
AIRPORTS	0.9%
Aeroports de Paris[a]		12,500	967,785
COMMUNICATIONS—SATELLITES	1.8%
Eutelsat Communications[a]		59,210	1,969,337
ELECTRIC—INTEGRATED ELECTRIC	1.2%
GDF Suez[a]		63,339	1,304,534
TOLL ROADS	6.2%
Groupe Eurotunnel SAa		268,750	2,088,383
Vinci SAa		95,958	4,620,102
			6,708,485
WATER	0.6%
Veolia Environnement[a]		49,070	594,878
TOTAL FRANCE			11,545,019
GERMANY	2.1%
AIRPORTS	0.5%
Fraport AGa		10,261	598,587
ELECTRIC—INTEGRATED ELECTRIC	1.6%
E.ON AGa		90,000	1,688,042
TOTAL GERMANY			2,286,629

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
HONG KONG	1.4%
ELECTRIC—REGULATED ELECTRIC
Cheung Kong Infrastructure Holdings Ltd. (Bermuda)[a]		149,000	$920,373
CLP Holdings Ltd.[a]		71,800	604,647
			1,525,020
ITALY	3.1%
ELECTRIC	1.2%
INTEGRATED ELECTRIC	0.7%
Enel S.p.A.[a]		176,865	735,666
REGULATED ELECTRIC	0.5%
Terna Rete Elettrica Nazionale S.p.A.[a]		141,600	566,648
TOTAL ELECTRIC			1,302,314
GAS DISTRIBUTION	0.7%
Snam Rete Gas S.p.A.[a]		159,613	745,003
TOLL ROADS	1.2%
Atlantia S.p.A.[a]		74,461	1,352,106
TOTAL ITALY			3,399,423
JAPAN	12.1%
ELECTRIC—INTEGRATED ELECTRIC	2.0%
Chubu Electric Power Co.[a]		79,400	1,059,574
Kansai Electric Power Co.[a]		102,600	1,077,519
			2,137,093
GAS DISTRIBUTION	0.5%
Tokyo Gas Co., Ltd.[a]		114,000	520,872
RAILWAYS	9.6%
Central Japan Railway Co.[a]		34,100	2,767,537
East Japan Railway Co.[a]		85,000	5,496,449
West Japan Railway Co.[a]		54,700	2,154,996
			10,418,982
TOTAL JAPAN			13,076,947
LUXEMBOURG	2.3%
COMMUNICATIONS—SATELLITES
SES SAa		87,567	2,521,995

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
MEXICO	1.3%
AIRPORTS	0.8%
Grupo Aeroportuario del Pacifico SAB de CV, ADR		14,842	$848,517
TOLL ROADS	0.5%
OHL Mexico SAB de CVc		108,282	237,652
Promotora y Operadora de Infraestructura SAB de CVc		49,200	327,333
			564,985
TOTAL MEXICO			1,413,502
NETHERLANDS	1.9%
MARINE PORTS
Koninklijke Vopak NVa		28,853	2,039,549
NEW ZEALAND	0.2%
AIRPORTS
Auckland International Airport Ltd.[a]		124,305	275,143
PORTUGAL	0.6%
ELECTRIC—INTEGRATED ELECTRIC
Energias de Portugal SAa		222,770	677,618
SOUTH KOREA	0.4%
ELECTRIC—REGULATED ELECTRIC
Korea Electric Power Corp.[a,c]		13,800	391,853
SPAIN	4.2%
ELECTRIC—REGULATED ELECTRIC	0.3%
Red Electrica Corp. SAa		5,400	266,738
TOLL ROADS	3.9%
Abertis Infraestructuras SAa		141,479	2,336,719
Ferrovial SAa		129,050	1,921,082
			4,257,801
TOTAL SPAIN			4,524,539
SWITZERLAND	0.5%
AIRPORTS
Flughafen Zuerich AGa		1,117	517,212

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
UNITED KINGDOM	4.3%
COMMUNICATIONS—SATELLITES	1.1%
Inmarsat PLC[a]		119,050	$1,147,523
ELECTRIC	2.9%
INTEGRATED ELECTRIC	1.0%
SSE PLC[a]		48,050	1,117,840
REGULATED ELECTRIC	1.9%
National Grid PLC[a]		179,051	2,053,609
TOTAL ELECTRIC			3,171,449
WATER	0.3%
Severn Trent PLC[a]		12,100	311,356
TOTAL UNITED KINGDOM			4,630,328
UNITED STATES	37.7%
COMMUNICATIONS—TOWERS	13.7%
American Tower Corp.		79,564	6,147,910
Crown Castle International Corp.[c]		77,400	5,585,184
SBA Communications Corp.[c]		44,200	3,139,084
			14,872,178
ELECTRIC	13.9%
INTEGRATED ELECTRIC	5.2%
Exelon Corp.		37,500	1,115,250
FirstEnergy Corp.		15,600	651,456
NextEra Energy		34,815	2,408,850
PPL Corp.		49,747	1,424,256
			5,599,812
REGULATED ELECTRIC	8.7%
CenterPoint Energy		45,850	882,613
Duke Energy Corp.		58,000	3,700,400
PG&E Corp.		45,530	1,829,395
Southern Co.		37,814	1,618,817
Wisconsin Energy Corp.		36,641	1,350,221
			9,381,446
TOTAL ELECTRIC			14,981,258

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
GAS DISTRIBUTION	2.7%
Atmos Energy Corp.		16,513	$579,937
Questar Corp.		19,154	378,483
Sempra Energy		28,250	2,004,055
			2,962,475
PIPELINES	6.1%
PIPELINES—C-CORP	2.7%
SemGroup Corp., Class Ac		6,300	246,204
Targa Resources Corp.		10,600	560,104
Williams Cos. (The)		64,705	2,118,442
			2,924,750
PIPELINES—MLP	3.4%
Access Midstream Partners LP		18,300	613,782
Enterprise Products Partners LP		4,700	235,376
EQT Midstream Partners LP		13,999	436,069
Golar LNG Partners LP (Marshall Islands)		11,700	349,245
MarkWest Energy Partners LP		5,100	260,151
MPLX LPc		13,800	430,422
Oiltanking Partners LP		15,456	585,164
Rose Rock Midstream LP		9,508	299,217
Tesoro Logistics LP		10,563	462,659
			3,672,085
TOTAL PIPELINES			6,596,835
SHIPPING	0.5%
GasLog Ltd. (Bermuda)		41,030	510,003
WATER	0.8%
American Water Works Co.		22,702	842,925
TOTAL UNITED STATES			40,765,674
TOTAL COMMON STOCK (Identified cost—$87,097,533)			106,520,864

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[d]		1,050,000	$1,050,000
Federated Government Obligations Fund, 0.01%[d]		1,050,000	1,050,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$2,100,000)			2,100,000
TOTAL INVESTMENTS (Identified cost—$89,197,533)	100.4%		108,620,864
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)		(404,662)
NET ASSETS	100.0%		$108,216,202

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

HKD  Hong Kong Dollar

MLP  Master Limited Partnership

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 52.0% of the net assets of the Fund, all of which have been fair valued pursuant to foreign equity fair value pricing procedures approved by the Board of Directors.

b  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.6% of the net assets of the Fund, of which 0.0% are illiquid.

c  Non-income producing security.

d  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2012

Sector Summary	% of Net Assets
Electric	28.0
Communications	19.0
Toll Roads	15.7
Pipelines	11.5
Railways	9.6
Marine Ports	4.1
Airports	3.9
Gas Distribution	3.9
Water	2.2
Other	1.6
Shipping	0.5
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments in securities, at value (Identified cost—$89,197,533)	$108,620,864
Cash	69,049
Foreign currency, at value (Identified cost—$13,840)	13,859
Receivable for:
Dividends	293,875
Investment securities sold	157,861
Fund shares sold	152,899
Other assets	2,763
Total Assets	109,311,170
LIABILITIES:
Payable for:
Investment securities purchased	806,301
Investment advisory fees	92,840
Fund shares redeemed	34,667
Shareholder servicing fees	6,094
Distribution fees	2,380
Administration fees	1,728
Directors' fees	1,508
Other liabilities	149,450
Total Liabilities	1,094,968
NET ASSETS	$108,216,202
NET ASSETS consist of:
Paid-in capital	$102,711,246
Dividends in excess of net investment income	(38,176)
Accumulated net realized loss	(13,880,244)
Net unrealized appreciation	19,423,376
$108,216,202

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2012

CLASS A SHARES:
NET ASSETS	$38,325,462
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,645,070
Net asset value and redemption price per share	$14.49
Maximum offering price per share ($14.49 ÷ 0.955)[a]	$15.17
CLASS B SHARES:
NET ASSETS	$352,744
Shares issued and outstanding ($0.001 par value common stock outstanding)	24,269
Net asset value and offering price per share[b]	$14.53
CLASS C SHARES:
NET ASSETS	$16,018,555
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,107,839
Net asset value and offering price per share[b]	$14.46
CLASS I SHARES:
NET ASSETS	$53,519,441
Shares issued and outstanding ($0.001 par value common stock outstanding)	3,684,757
Net asset value, offering and redemption price per share	$14.52

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge which varies with the length of time shares are held.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012

Investment Income:
Dividend income (net of $256,772 of foreign withholding tax)	$3,059,210
Expenses:
Investment advisory fees	689,769
Distribution fees—Class A	89,743
Distribution fees—Class B	6,922
Distribution fees—Class C	123,214
Professional fees	146,274
Administration fees	109,894
Shareholder servicing fees—Class A	35,897
Shareholder servicing fees—Class B	2,307
Shareholder servicing fees—Class C	41,071
Shareholder servicing fees—Class I	14,603
Custodian fees and expenses	71,314
Registration and filing fees	60,154
Transfer agent fees and expenses	55,578
Shareholder reporting expenses	28,318
Directors' fees and expenses	8,890
Line of credit fees	1,045
Miscellaneous	18,677
Total Expenses	1,503,670
Reduction of Expenses (See Note 2)	(146,869)
Net Expenses	1,356,801
Net Investment Income	1,702,409
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,445,021
Foreign currency transactions	(2,696)
Net realized gain	1,442,325
Net change in unrealized appreciation on:
Investments	8,855,686
Foreign currency translations	2,700
Net change in unrealized appreciation	8,858,386
Net realized and unrealized gain	10,300,711
Net Increase in Net Assets Resulting from Operations	$12,003,120

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$1,702,409	$1,864,258
Net realized gain (loss)	1,442,325	(1,174,465)
Net change in unrealized appreciation	8,858,386	1,240,325
Net increase in net assets resulting from operations	12,003,120	1,930,118
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(681,133)	(763,747)
Class B	(7,374)	(21,383)
Class C	(197,569)	(247,812)
Class I	(862,262)	(859,521)
Tax return of capital:
Class A	—	(6,984)
Class B	—	(396)
Class C	—	(3,472)
Class I	—	(5,899)
Total dividends and distributions to shareholders	(1,748,338)	(1,909,214)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	7,236,546	(4,380,170)
Total increase (decrease) in net assets	17,491,328	(4,359,266)
Net Assets:
Beginning of year	90,724,874	95,084,140
End of year[a]	$108,216,202	$90,724,874

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $38,176 and $3,254, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.95	$12.93	$12.59	$10.68	$17.47
Income from investment operations:
Net investment income[a]	0.25	0.26	0.22	0.22	0.38
Net realized and unrealized gain (loss)	1.55	0.03	0.42	1.91	(6.77)
Total from investment operations	1.80	0.29	0.64	2.13	(6.39)
Less dividends and distributions to shareholders from:
Net investment income	(0.26)	(0.27)	(0.29)	(0.22)	(0.40)
Tax return of capital	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.26)	(0.27)	(0.30)	(0.22)	(0.40)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.54	0.02	0.34	1.91	(6.79)
Net asset value, end of year	$14.49	$12.95	$12.93	$12.59	$10.68
Total investment return[c,d]	14.04%	2.22%	5.25%	20.24%	–36.94%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3	$35.2	$41.7	$54.7	$32.0
Ratio of expenses to average daily net assets (before expense reduction)	1.66%[e]	1.61%[e]	1.74%[e]	1.90%[e]	1.84%
Ratio of expenses to average daily net assets (net of expense reduction)	1.50%[e]	1.50%[e]	1.50%[e]	1.50%[e]	1.50%
Ratio of net investment income to average daily net assets (before expense reduction)	1.66%[e]	1.86%[e]	1.58%[e]	1.61%	2.40%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.82%[e]	1.97%[e]	1.82%[e]	2.00%	2.74%
Portfolio turnover rate	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Does not reflect sales charges, which would reduce return.

e  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class B
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.94	$12.90	$12.55	$10.64	$17.39
Income from investment operations:
Net investment income[a]	0.14	0.16	0.14	0.15	0.29
Net realized and unrealized gain (loss)	1.57	0.04	0.42	1.89	(6.73)
Total from investment operations	1.71	0.20	0.56	2.04	(6.44)
Less dividends and distributions to shareholders from:
Net investment income	(0.12)	(0.16)	(0.20)	(0.13)	(0.31)
Tax return of capital	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.12)	(0.16)	(0.21)	(0.13)	(0.31)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.59	0.04	0.35	1.91	(6.75)
Net asset value, end of year	$14.53	$12.94	$12.90	$12.55	$10.64
Total investment return[c,d]	13.28%	1.51%	4.57%	19.41%	–37.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$1.4	$3.1	$4.5	$6.2
Ratio of expenses to average daily net assets (before expense reduction)	2.31%[e]	2.26%[e]	2.39%[e]	2.55%[e]	2.46%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[e]	2.15%[e]	2.15%[e]	2.15%[e]	2.15%
Ratio of net investment income to average daily net assets (before expense reduction)	0.88%[e]	1.08%[e]	0.89%[e]	1.02%	1.74%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.04%[e]	1.19%[e]	1.13%[e]	1.44%	2.05%
Portfolio turnover rate	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.92	$12.90	$12.55	$10.65	$17.40
Income from investment operations:
Net investment income[a]	0.16	0.17	0.14	0.15	0.29
Net realized and unrealized gain (loss)	1.55	0.03	0.43	1.89	(6.74)
Total from investment operations	1.71	0.20	0.57	2.04	(6.45)
Less dividends and distributions to shareholders from:
Net investment income	(0.17)	(0.18)	(0.21)	(0.14)	(0.30)
Tax return of capital	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.17)	(0.18)	(0.22)	(0.14)	(0.30)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.54	0.02	0.35	1.90	(6.75)
Net asset value, end of year	$14.46	$12.92	$12.90	$12.55	$10.65
Total investment return[c,d]	13.30%	1.52%	4.63%	19.43%	–37.35%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$16.0	$17.2	$21.6	$25.8	$22.1
Ratio of expenses to average daily net assets (before expense reduction)	2.31%[e]	2.26%[e]	2.39%[e]	2.55%[e]	2.47%
Ratio of expenses to average daily net assets (net of expense reduction)	2.15%[e]	2.15%[e]	2.15%[e]	2.15%[e]	2.15%
Ratio of net investment income to average daily net assets (before expense reduction)	0.99%[e]	1.20%[e]	0.93%[e]	1.00%	1.72%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.15%[e]	1.31%[e]	1.17%[e]	1.40%	2.04%
Portfolio turnover rate	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Does not reflect sales charges, which would reduce return.

d  Return assumes the reinvestment of all dividends and distributions at NAV.

e  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.97	$12.96	$12.62	$10.70	$17.51
Income from investment operations:
Net investment income[a]	0.30	0.32	0.30	0.26	0.36
Net realized and unrealized gain (loss)	1.56	0.01	0.38	1.91	(6.72)
Total from investment operations	1.86	0.33	0.68	2.17	(6.36)
Less dividends and distributions to shareholders from:
Net investment income	(0.31)	(0.32)	(0.33)	(0.25)	(0.45)
Tax return of capital	—	(0.00)[b]	(0.01)	(0.00)[b]	(0.00)[b]
Total dividends and distributions to shareholders	(0.31)	(0.32)	(0.34)	(0.25)	(0.45)
Redemption fees retained by the Fund	—	0.00 [b]	0.00 [b]	0.00 [b]	0.00 [b]
Net increase (decrease) in net asset value	1.55	0.01	0.34	1.92	(6.81)
Net asset value, end of year	$14.52	$12.97	$12.96	$12.62	$10.70
Total investment return[c]	14.44%	2.51%	5.65%	20.64%	–36.73%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$53.5	$36.9	$28.7	$9.4	$5.8
Ratio of expenses to average daily net assets (before expense reduction)	1.31%[d]	1.26%[d]	1.39%[d]	1.55%[d]	1.69%
Ratio of expenses to average daily net assets (net of expense reduction)	1.15%[d]	1.15%[d]	1.15%[d]	1.15%[d]	1.15%
Ratio of net investment income to average daily net assets (before expense reduction)	2.04%[d]	2.33%[d]	2.16%[d]	2.02%	2.24%
Ratio of net investment income to average daily net assets (net of expense reduction)	2.20%[d]	2.44%[d]	2.40%[d]	2.42%	2.77%
Portfolio turnover rate	69%	73%	79%	98%	211%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Infrastructure Fund, Inc. (the Fund), was incorporated under the laws of the State of Maryland on January 13, 2004 and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into four classes designated Class A, B, C and I shares. Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares). Class B shares automatically convert to Class A shares at the end of the month which precedes the eighth anniversary of the purchase date.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the advisor, subject to the oversight of the Board of Directors. The advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

the disclosure hierarchy. As of December 31, 2012, there were $47,067,204 of securities transferred between Level 1 and Level 2, which resulted from foreign equity fair value pricing procedures utilized by the Fund as of December 31, 2012.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Brazil	$2,306,107	$2,306,107	$—	$—
Common Stock—Canada	5,736,746	5,736,746	—	—
Common Stock—Mexico	1,413,502	1,413,502	—	—
Common Stock—United States	40,765,674	40,765,674	—	—
Common Stock—Other Countries	56,298,835	—	56,298,835	—
Money Market Funds	2,100,000	—	2,100,000	—
Total Investments[a]	$108,620,864	$50,222,029	$58,398,835	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Master Limited Partnerships ("MLPs") are recorded as income and return of capital based on information reported by the MLPs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

For the year ended December 31, 2012, and through June 30, 2014, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred (excluding distribution and shareholder servicing fees applicable to Class A, Class B and Class C shares, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain the Fund's total annual operating expenses as a percentage of average net assets at 1.50% for Class A shares, 2.15% for Class B shares and Class C shares and 1.15% for Class I shares. This contractual agreement can be amended at any time by agreement of the Fund and the advisor. For the year ended December 31, 2012, fees waived and/or expenses reimbursed totaled $146,869.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively, the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. securities. For their services provided under the subadvisory agreements, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily net assets managed by the advisor and each subadvisor. On December 11, 2012, the Board of Directors of the Fund approved the termination of the subadvisory agreement with Cohen & Steers Europe S.A. effective December 31, 2012.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the year ended December 31, 2012, the Fund paid the advisor $18,394 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares and up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge ("CDSC") on Class B shares. There is a CDSC of 1.00% on Class C shares, which applies if

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

redemption occurs within one year from purchase. For the year ended December 31, 2012, the Fund has been advised that the distributor received $4,930 in sales commissions from the sale of Class A shares and $565 and $845 of CDSC relating to redemptions of Class B and Class C shares, respectively. The distributor has advised the Fund that proceeds from the CDSC on Class B and Class C shares are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the advisor. The Fund does not pay compensation to directors and officers affiliated with the advisor except for the Chief Compliance Officer, who received compensation from the advisor, which was reimbursed by the Fund, in the amount of $1,269 for the year ended December 31, 2012.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2012, totaled $69,909,711 and $63,290,143, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2012	2011
Ordinary income	$1,748,338	$1,892,463
Tax return of capital	—	16,751
Total dividends and distributions	$1,748,338	$1,909,214

As of December 31, 2012, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$91,427,695
Gross unrealized appreciation	$19,406,947
Gross unrealized depreciation	(2,213,778)
Net unrealized appreciation	$17,193,169
Undistributed ordinary income	$30,299

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2012, the Fund had a net capital loss carryforward of $11,723,347 which may be used to offset future capital gains. These losses are comprised of a long-term capital loss carryover of $142,646 recognized during the year ended December 31, 2011, which under current federal income tax rules may offset capital gains recognized in any future period but must be utilized prior to using the its short-term capital loss carryover, of which $4,893,130 will expire on December 31, 2016, $4,314,050 will expire on December 31, 2017 and $2,373,521 will expire on December 31, 2018.

During the year ended December 31, 2012, the Fund utilized net capital loss carryforwards of $973,642.

As of December 31, 2012, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to foreign currency transactions and prior year income redesignations. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $13,053, accumulated net realized loss was credited $8,554 and dividends in excess of net investment income was credited $4,499. Net assets were not affected by this reclassification.

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS A:
Sold	615,526	$8,492,957	575,059	$7,618,283
Issued as reinvestment of dividends and distributions	37,216	513,337	39,611	514,393
Redeemed	(731,539)	(9,982,253)	(1,116,937)	(14,551,239)
Redemption fees retained by the Fund[a]	—	—	—	607
Net decrease	(78,797)	$(975,959)	(502,267)	$(6,417,956)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2012		For the Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
CLASS B:
Sold	181	$2,429	340	$4,451
Issued as reinvestment of dividends and distributions	308	4,195	847	11,118
Redeemed	(81,891)	(1,124,633)	(134,565)	(1,767,965)
Redemption fees retained by the Fund[a]	—	—	—	43
Net decrease	(81,402)	$(1,118,009)	(133,378)	$(1,752,353)
CLASS C:
Sold	67,051	$916,578	124,752	$1,621,924
Issued as reinvestment of dividends and distributions	9,019	123,541	10,382	134,908
Redeemed	(300,026)	(4,064,877)	(475,379)	(6,181,624)
Redemption fees retained by the Fund[a]	—	—	—	302
Net decrease	(223,956)	$(3,024,758)	(340,245)	$(4,424,490)
CLASS I:
Sold	1,699,294	$24,018,969	1,718,287	$22,598,883
Issued as reinvestment of dividends and distributions	47,234	654,591	43,457	563,921
Redeemed	(906,026)	(12,318,288)	(1,134,714)	(14,948,576)
Redemption fees retained by the Fund[a]	—	—	—	401
Net increase	840,502	$12,355,272	627,030	$8,214,629

a  A 2% redemption fee, paid directly to the Fund, was charged on shares sold within 60 days of the time of purchase. Effective March 1, 2011, the Fund no longer charges redemption fees.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 25, 2013. The Fund pays a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. For the period January 1, 2012 through January 27, 2012, the commitment fee was 0.125% per annum on the Fund's proportionate share of the unused portion of the credit agreement. Effective January 25, 2013, the credit agreement was renewed under similar terms and expires January 24, 2014.

During the year ended December 31, 2012, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update No. 2011-11, "Balance Sheet (Topic 210)—Disclosures about Offsetting Assets and Liabilities requirements in U.S. GAAP and IFRSs" ("ASU 2011-11"). ASU 2011-11 requires additional disclosures on financial instruments and derivative instruments that are either offset in accordance with existing accounting guidance or are subject to an enforceable master netting arrangement or similar agreement. The new requirements do not change the accounting guidance on netting, but rather enhance the disclosures to more clearly show the impact of netting arrangements on a company's financial position.

Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. ASU 2011-11 is effective for fiscal years and interim periods beginning after January 1, 2013.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Global Infrastructure Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Global Infrastructure Fund, Inc. (the "Fund") at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 20, 2013

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

TAX INFORMATION—2012 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,005,110. Additionally, 39.4% of the ordinary dividends qualified for the dividends received deduction available to corporations.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $256,772. The Fund generated net foreign source income of $3,410,484 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 59	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Martin Cohen Age: 64	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	20	1991 to present
Disinterested Directors
Michael G. Clark Age: 47	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	June 2011 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Bonnie Cohen[5] Age: 70	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012; Board Member, United States Department of Defense Business Board since 2010; Board Member, Teluride Mountain Film Festival since 2010; Advisory Board Member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	20	2001 to present
George Grossman Age: 59	Director	Until next election of directors	Attorney-at-law	20	1993 to present
Richard E. Kroon Age: 70	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	20	2004 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 69	Director	Until next election of directors

Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liaison for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.

				20	2001 to present
Frank K. Ross Age: 69	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	20	2004 to present

  (table continued on next page)

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 66	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	20	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 48	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005
Joseph M. Harvey Age: 49	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004
Robert S. Becker Age: 43	Vice President	Senior Vice President of CSCM since 2003. Prior to that, portfolio manager at Franklin Templeton Investments.	Since 2003
Francis C. Poli Age: 50	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007
James Giallanza Age: 46	Treasurer and Chief Financial Officer

Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006.

Since 2006
Lisa D. Phelan Age: 44	Chief Compliance Officer

Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.

Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international non-U.S. real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging markets real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities (REITs)

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred securities

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by BlackRock Investments, LLC

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Robert S. Becker
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class   A—CSUAX
B—CSUBX
C—CSUCX
I—CSUIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Infrastructure Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

280 PARK AVENUE

NEW YORK, NY 10017

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CSUAXAR

Annual Report December 31, 2012

Cohen & Steers Global Infrastructure Fund

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY  10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2012	2011
Audit Fees	$44,910	$43,600
Audit-Related Fees	$0	$0
Tax Fees	$14,700	$14,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)      The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)     No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2012 and December 31, 2011, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2012	2011

Registrant	$14,700	$14,250
Investment Advisor	$15,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 1, 2013